Exhibit 10.32

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[**]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PREVIOUSLY GRANTED BY THE COMMISSION AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

DATED 22 JULY 2010

NCL CORPORATION LTD.

(as borrower)

NORWEGIAN PEARL, LTD.

NORWEGIAN GEM, LTD.

(as guarantors)

THE SEVERAL BANKS

(particulars of which are set out in Schedule 1)

(as lenders)

DnB NOR BANK ASA

(as agent)

DnB NOR BANK ASA

(as security agent)

COMMERZBANK AKTIENGESELLSCHAFT

(as Lower Saxony guarantee agent)

FOURTH SUPPLEMENTAL DEED TO

UP TO EUR624,000,000

REVOLVING LOAN FACILITY AGREEMENT

dated 7 October 2005

[**]

CONTENTS

		Page

1	Definitions and Construction	2

2	Amendment of Original Facility Agreement and Other Security Documents	2

3	Conditions Precedent	3

4	Representations and Warranties	6

5	Fee and Expenses	7

6	Further Assurance	7

7	Counterparts	8

8	Notices	8

9	Governing Law	8

10	Jurisdiction	8

Schedule 1	Particulars of Agent, Security Agent, Lower Saxony Guarantee Agent, Restructuring Trustee and Lenders	13

Schedule 2	Amendment of Original Facility Agreement	17

Schedule 3	Reduction Schedules calculated using the Application of Proceeds Formulation	22

Schedule 4	Reduction Schedules for the purpose of calculating the amount of the Applicable Margin payable	24

FOURTH SUPPLEMENTAL DEED

DATED 22 July 2010

BETWEEN:

(1)	NCL CORPORATION LTD. a company incorporated in and existing under the laws of Bermuda with its registered office at Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as borrower (the “Borrower”);

(2)	NORWEGIAN PEARL, LTD. and NORWEGIAN GEM, LTD. each being a company incorporated in and existing under the laws of Bermuda with its registered office at Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantors (collectively the “Guarantors” and each individually a “Guarantor”);

(3)	THE SEVERAL BANKS particulars of which are set out in Schedule 1 as lenders (collectively the “Lenders” and each individually a “Lender”); and

(4)	DnB NOR BANK ASA of Stranden 21, NO-0021 Oslo, Norway as agent for itself and the Lenders (the “Agent”);

(5)	COMMERZBANK AKTIENGESELLSCHAFT of Domstrasse 18, 20095 Hamburg, Federal Republic of Germany as German State of Lower Saxony agent (the “Lower Saxony Guarantee Agent”); and

(6)	DnB NOR BANK ASA of Stranden 21, NO-0021 Oslo, Norway as security agent (the “Security Agent”).

WHEREAS:

(A)	By a secured loan facility agreement dated 7 October 2005 as amended and/or restated by a first supplemental deed dated 13 November 2006, a second supplemental deed dated 21 December 2007 and a third supplemental deed dated 2 April 2009 (the “Original Facility Agreement”) made between (among others) (1) the Borrower as borrower (2) the Lenders as lenders (3) the Agent as agent and (4) the Lower Saxony Guarantee Agent as agent, the Lenders agreed to make available to the Borrower a revolving loan facility of up to six hundred and twenty four million euro (EUR624,000,000) or the equivalent in Dollars (the “Facility”) in two (2) tranches. The repayment of the Facility by the Borrower has been secured by (among other things) guarantees and indemnities dated 28 November 2006 and 1 October 2007 granted by the Guarantors respectively.

(B)	The Borrower has requested the Lenders and the Agent, among other things, to consent to the amendment of the definition of Permitted Indebtedness (as defined in the Original Facility Agreement), to enable any member(s) of the NCLC Group to order the New Vessels (as defined in the Facility Agreement) (or either of them), and to allow the Borrower to pay dividends after the listing of the ordinary capital stock of the Borrower on an Approved Stock Exchange.

(C)	The consent of the Lenders, the Agent and the Lower Saxony Guarantee Agent is given in respect of the above matters on the terms of this fourth supplement to the Original Facility Agreement (this “Deed”) which shall be executed as a deed.

NOW THIS DEED WITNESSES as follows:

1	Definitions and Construction

1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Original Facility Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Application of Proceeds Formulation” means the formulation set out in Clause 3.3;

“Effective Date” means the date on which the conditions precedent set out in Clause 3.1 are fulfilled to the satisfaction of the Agent or waived by the Agent pursuant to Clause 3.2;

“Facility Agreement” means the Original Facility Agreement as amended by this Deed;

“Maximum Amount of the Delayed Principal Amount” shall have the meaning specified for such term in the Facility Agreement; and

“New Process Agent” means EC3 Services Limited whose registered office is presently at 51 Eastcheap, London EC3M 1JP.

1.2	The provisions of clauses 1.2, 1.3, 1.4 and 1.5 of the Facility Agreement shall apply hereto (mutatis mutandis).

2	Amendment of Original Facility Agreement and Other Security Documents

2.1	Subject to Clause 3.1, the parties hereto agree that immediately upon and with effect from the Effective Date:

2.1.1	the Original Facility Agreement shall be read and construed as if the definitions or clauses referred to in the first column of Schedule 2 to this Deed had been inserted or amended to read as set out in the second column of Schedule 2 to this Deed;

2.1.2	schedule 8 to the Original Facility Agreement had been deleted and substituted with Schedule 3 to this Deed; and

2.1.3	a new schedule 9 had been added to the Original Facility Agreement in the form of Schedule 4 to this Deed.

2.2	The Borrower and each of the Guarantors hereby confirms to the Lenders, the Agent, the Security Agent and the Lower Saxony Guarantee Agent that with effect from the Effective Date:

2.2.1	all references to the Original Facility Agreement in the other Security Documents shall be construed as references to the Facility Agreement and all terms used in such Security Documents whose meanings are defined by reference to the Original Facility Agreement shall be defined by reference to the Facility Agreement;

2.2.2	the Security Documents shall apply to, and extend to secure, the whole of the Outstanding Indebtedness, as defined in clause 1.1 of the Facility Agreement, until it has been repaid or paid in full to the Lenders (or to the Agent on their behalf) and the Agent;

2.2.3	its obligations under the Security Documents to which it is a party shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby and in particular but without limitation by the granting of time to the Borrower under the Original Facility Agreement; and

2.2.4	its obligations under the Security Documents to which it is a party shall remain in full force and effect as security for the obligations of the Borrower under the Facility Agreement and the other Security Documents as amended by this Deed.

2.3	Except as expressly amended hereby or pursuant hereto the Original Facility Agreement and the other Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or either of the Guarantors or any other Obligor from any of its respective obligations under any such documents.

3	Conditions Precedent

3.1	The amendment of the Original Facility Agreement provided for in Clause 2 is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:

3.1.1	on the date of this Deed:

(a)	one (1) counterpart of this Deed duly executed by the parties hereto;

(b)	a written confirmation from the New Process Agent that it will act for the Borrower and each of the Guarantors as agent for service of process in England in respect of this Deed and any documents to be executed pursuant hereto;

(c)	evidence that each of the Lenders has received payment of the handling/work fee to which it is entitled as more particularly described in Clause 5.1; and

(d)	the following corporate documents in respect of the Borrower, each of the Guarantors (together the “Relevant Parties”):

(i)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or any document to be executed pursuant hereto or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(ii)	a notarially attested secretary’s certificate of each of the Relevant Parties:

(1)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) which do not prohibit the entering into of the transactions contemplated in this Deed;

(2)	giving the names of its present officers and directors;

(3)	setting out specimen signatures of such persons as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(4)	giving the legal owner of its shares and the number of such shares held;

(5)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the issue of any power of attorney to execute the same; and

(6)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;

or (if applicable) certifying that there has been no change to the statements made in his or her secretary’s certificate last provided to the Agent with respect to paragraphs (1), (2), (3), (4) and (6) of this Clause 3.1.1(d)(ii) and attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders of each of the Relevant Parties authorising (as applicable) the execution of this Deed and any document to be executed pursuant hereto and the issue of any power of attorney to execute the same; and

(iii)	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.2	evidence that the Cash Sweep Credit Facilities have been cancelled and/or prepaid pro rata based on the Maximum Amount of the Delayed Principal Amount (as defined in the facility agreement for each Cash Sweep Credit Facility) for each Cash Sweep Credit Facility (or, if applicable, tranche thereof) by an aggregate amount of one hundred million Dollars (USD100,000,000);

3.1.3	a Certified Copy of a confirmation in respect of each of the Hermes Vessel Owner Third Guarantees duly executed by the owners of the Hermes Vessels;

3.1.4	a written confirmation from the Lower Saxony Guarantee Agent that the notarially attested and apostilled written consent of the German State of Lower Saxony obtained in relation to the amendments to the Original Facility Agreement contemplated by this Deed is either (a) unconditional or (b) conditional but any such condition has been satisfied by the terms of the amendments to the Original Facility Agreement contemplated by this Deed;

3.1.5	evidence that all the conditions precedent to the amendment of each facility agreement and, if applicable, guarantee in respect of each NCLC Group Credit Facility have been satisfied; and

3.1.6	agreement to the issue of such favourable written legal opinions including in respect of Bermuda, the Isle of Man, Delaware and the United States of America and England in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,

PROVIDED THAT no Event of Default has occurred and is continuing on the Effective Date (subject to Clause 3.2).

3.2	If the Agent in accordance with clause 20.3 of the Original Facility Agreement decides to permit the amendment of the Original Facility Agreement hereby without having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the Effective Date (or such other period as the Agent may stipulate) and the amendment of the Original Facility Agreement as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Security Agent, the Lower Saxony Guarantee Agent or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.

3.3	The amount of the Facility to be cancelled and/or prepaid pursuant to Clause 3.1.2 shall be applied:

3.3.1	pro rata between Tranche A and Tranche B, based on the Maximum Amount of the Delayed Principal Amount in each Tranche;

3.3.2	entirely to the Delayed Principal Amount; and

3.3.3	in forward order of maturity with respect to the dates of the Revised Reductions.

For illustrative purposes:

(a)	any cancellation and/or prepayment made pursuant to Clause 3.1.2 shall be applied to the reduction of the Delayed Principal Amount in an amount equal to the difference between the amounts in the third column (Originally Scheduled Reductions) and the fifth column (Revised Reductions) of schedule 8 to the Original Facility Agreement of each Revised i.e. in the amount of USD3,337,879.33 in the case of Tranche A and USD2,982,258.44 in the case of Tranche B;

(b)	a revised reduction schedule (schedule 8 to the Facility Agreement and Schedule 4 to this Deed) will show the application of the amounts of the Facility to be cancelled and/or prepaid pursuant to Clause 3.1.2 and the amount of each Revised Reduction to be made after such cancellation and/or prepayment; and

(c)	a revised reduction schedule (schedule 9 to the Facility Agreement and Schedule 5 to this Deed) will show the application of the amounts of the Facility to be cancelled and/or prepaid pursuant to Clause 3.1.2 in so far as they relate to the calculation of the amount of the Applicable Margin to be paid after such cancellation and/or prepayment.

4	Representations and Warranties

4.1	The Borrower and each of the Guarantors represents and warrants to the Lenders, the Agent, the Security Agent and the Lower Saxony Guarantee Agent that:

4.1.1	it has the power to enter into and perform this Deed and the transactions and documents contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions and documents;

4.1.2	this Deed constitutes and each other document contemplated hereby to which it is a party will, when executed, constitute its legal, valid and binding obligations enforceable in accordance with its terms;

4.1.3	its entry into and performance of this Deed and the transactions and documents contemplated hereby do not and will not conflict with:

(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets,

nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions and documents contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Agent or the Security Agent;

4.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

4.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

4.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Lenders, the Agent, the Security Agent and/or the Lower Saxony Guarantee Agent in deciding whether or not to enter into this Deed.

5	Fee and Expenses

5.1	The Borrower shall pay to each of the Lenders (directly or through the Agent) on the date of this Deed a non-refundable handling/work fee of [*] provided that a Lender which is the provider of any other loan or other facility to the Borrower or any other member of the NCLC Group shall only be entitled to receive one (1) such fee of [*]. Notwithstanding any provision of this Deed, the Original Facility Agreement or the Facility Agreement to the contrary, no Lender shall be required to share with the other Lenders, the Agent, the Security Agent and/or the Lower Saxony Guarantee Agent any such handling/work fee received.

5.2	The Borrower and the Guarantors jointly and severally undertake to reimburse the Agent, the Lower Saxony Guarantee Agent and the Lenders on demand of the Agent on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Lower Saxony Guarantee Agent and/or the Security Agent in respect of, or in connection with the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.

5.3	The Borrower and the Guarantors jointly and severally undertake to reimburse the Agent, the Security Agent and the Lenders on demand of the Agent on a full indemnity basis for all charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal advisers) incurred by the Agent, the Security Agent and/or the Lenders in respect of, or in connection, with the enforcement of, or the preservation of any rights under this Deed.

6	Further Assurance

The Borrower and each of the Guarantors will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent as the Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Lenders, the Agent and/or the Lower Saxony Guarantee Agent the full benefit of the rights, powers and remedies conferred upon the Lenders and/or the Agent in any such document.

7	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

8	Notices

8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower and/or a Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent or the Lower Saxony Guarantee Agent (as the case may be) specified another address) be made or delivered to the Borrower and/or the Guarantor at/c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of the Chief Financial Officer and the Legal Department) (but one (1) copy shall suffice). Any notice, demand or other communication to be made or delivered by the Borrower or a Guarantor pursuant to this Deed shall (unless the Agent or the Lower Saxony Guarantee Agent (as the case may be) has by fifteen (15) days’ written notice to the Borrower or the Guarantor specified another address) be made or delivered to the Agent or the Lower Saxony Guarantee Agent at its Lending Branch, the details of which are set out in Schedule 1.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantors is +1 305 436 4140 (marked for the attention of the Chief Financial Officer) and +1 305 436 4117 (marked for the attention of the Legal Department) and in the case of the Agent and the Lower Saxony Guarantee Agent is as recorded in Schedule 1) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent or the Lower Saxony Guarantee Agent by the Borrower or a Guarantor shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent or the Lower Saxony Guarantee Agent (as the case may be) to the Borrower and the Guarantor.

8.3	The provisions of clauses 21.1, 21.5 and 21.6 of the Original Facility Agreement shall apply to this Deed.

9	Governing Law

This Deed and any non-contractual obligations arising from or in connection with it shall be governed by English law.

10	Jurisdiction

10.1	The courts of England have exclusive jurisdiction to settle any dispute:

10.1.1	arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed); or

10.1.2	relating to any non-contractual obligations arising from or in connection with this Deed,

(a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Lenders, the Agent, the Security Agent and the Lower Saxony Guarantee Agent only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

10.2	None of the Borrower or the Guarantors may, without the Agent’s prior written consent, terminate the appointment of the New Process Agent; if the New Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantors (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantors’ (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantors of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, the Borrower and each of the Guarantors irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent, the Security Agent or any Lender) to act as the Borrower’s or that Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantors (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantors (as the case may be)) shall invalidate any proceedings or judgment.

10.5	The Borrower and each of the Guarantors appoints in the case of the courts of England the New Process Agent to receive, for and on its behalf, service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantors (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent the Security Agent or the Lenders may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.

IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day and year first before written.

SIGNED SEALED and DELIVERED as a DEED	)
by	)
for and on behalf of	)/s/ Micha Withoft
NCL CORPORATION LTD.	)
in the presence of:	)
/s/ David Griffiths David Griffiths
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED SEALED and DELIVERED as a DEED	)
By Micha Withoft	)
for and on behalf of	)/s/ Micha Withoft
NORWEGIAN PEARL, LTD.	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Micha Withoft	)
for and on behalf of	)/s/ Micha Withoft
NORWEGIAN GEM, LTD.	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
COMMERZBANK AKTIENGESELLSCHAFT	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
DnB NOR BANK ASA	)
as a Lender, the Agent and the Security Agent	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
KFW IPEX-BANK GMBH	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
NORDDEUTSCHE LANDESBANK	)
GIROZENTRALE	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
NORDEA BANK NORGE ASA	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ David Sumner
BANK OF SCOTLAND PLC	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
UNICREDIT BANK AG	)
(formerly known as Bayerische Hypo- und	)
Vereinsbank AG))
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
DEUTSCHE SCHIFFSBANK	)
AKTIENGESELLSCHAFT, Bremen and Hamburg	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
FOKUS BANK	)
(being the Norwegian branch of Danske Bank A/S))
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
HSH NORDBANK AG	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
SKANDINAVISKA ENSKILDA BANKEN	)
AB (publ))
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

SIGNED SEALED and DELIVERED as a DEED	)
By Danae Zoi Mariel Ugolini	)
for and on behalf of	)/s/ Danae Zoi Mariel Ugolini
COMMERZBANK AKTIENGESELLSCHAFT	)
as the Lower Saxony Guarantee Agent	)
in the presence of:	)
/s/ David Griffiths David Griffiths
As above

Schedule 1

Particulars of Agent, Security Agent, Lower Saxony Guarantee Agent, Restructuring Trustee and Lenders

Name and Address

Agent, Security Agent and Restructuring Trustee

DnB NOR BANK ASA

Stranden 21

NO-0021 Oslo

Norway

Fax:	+47 22 482894
Attn:	Mrs Solveig Nuland Knoff

Lower Saxony Guarantee Agent

COMMERZBANK AKTIENGESELLSCHAFT

Global Shipping

Domstrasse 18

20095 Hamburg

Germany

Fax:	+49 40 3769 6949
Attn:	Mr Stefan Kuch/Mr Martin Hugger/Mrs Anne Randewig
Email:	shipfinance@commerzbank.com

Restructuring Trustee

DnB NOR BANK ASA

Stranden 21

NO-0021 Oslo

Norway

Fax:	+47 22 482894
Attn:	Mrs Solveig Nuland Knoff

Name and Address

Lenders

COMMERZBANK AKTIENGESELLSCHAFT

Global Shipping

Domstrasse 18

20095 Hamburg

Germany

Fax:	+49 40 3769 9649
Attn:	Mr Stefan Kuch/Mr Martin Hugger/
Mrs Anne Randewig
Email:	shipfinance@commerzbank.com

DnB NOR BANK ASA

Stranden 21

NO-0021 Oslo

Norway

Fax:	+47 22 482020
Attn:	Mrs Amra Koluder
Email:	amra.koluder@dnbnor.no

KFW IPEX-BANK GMBH

Palmengartenstrasse 5-9

60325 Frankfurt am Main

Germany

Fax:	+49 69 7431 3768/2944
Attn:	Mr Josef Schmid/Ms Claudia Wenzel
Email:	josef.schmid@kfw.de/claudia.wenzel@kfw.de

NORDDEUTSCHE LANDESBANK

GIROZENTRALE

Friedrichswall 10

30159 Hannover

Germany

Fax:	+49 511 361 4785
Attn:	Mr Torsten Reinecke
Email:	shipping@nordlb.de

NORDEA BANK NORGE ASA

Middelthuns gate 17

Oslo

P O Box 1166 Sentrum

NO-0107 Oslo

Norway

Fax:	+47 22 484278
Attn:	Mr Arne Berglund
Email:	arne.berglund@nordea.com

BANK OF SCOTLAND PLC

Marine Finance

Second Floor

New Uberior House

11 Earl Grey Street

Edinburgh EH3 9BN

Scotland

Fax:	+44 131 659 1194
Attn:	Douglas Newton / Russell Parker
Email:	douglas_newton@bankofscotland.co.uk

UNICREDIT BANK AG

(formerly known as Bayerische Hypo- und

Vereinsbank AG)

Alter Wall 22

20457 Hamburg

Germany

Fax:	+49 40 3692 3696/+49 89 378 334 2832
Attn:	Mr Peter-Alexander Wunner/
Mr Michael McCarthy
Email:	peter-alexander.wunner@unicreditgroup.de/
michael.mccarthy@unicreditgroup.de

DEUTSCHE SCHIFFSBANK

AKTIENGESELLSCHAFT

Bremen and Hamburg

Domshof 17

28195 Bremen

Germany

Fax:	+49 421 3609 329
Attn:	Dr Matthias Fischer
Email:	matthias.fischer@schiffsbank.com

FOKUS BANK

(being the Norwegian branch of Danske Bank A/S)

Stortingsgaten 6

P O Box 1170 Sentrum

NO-0107 Oslo

Norway

Fax:	+47 85 407990
Attn:	Mr Øivind Haraldsen/Mr Tore Thorlacius Braein
Email:	oivind.haraldsen@fokus.no/
tore.braein@fokus.no

HSH NORDBANK AG

Gerhart-Hauptmann-Platz 50

20095 Hamburg

Germany

Fax:	+49 40 3333 613741
Attn:	Mr Carsten Dreyer
Email:	carsten.dreyer@hsh-nordbank.com

Fax:	+1 212 407 6008
Attn:	Ms Frauke Hay
Email:	frauke.hay@hsh-nordbank.com

SKANDINAVISKA ENSKILDA BANKEN AB

(publ)

Kungsträdgårdsgatan 8

SE-106 40 Stockholm

Sweden

Fax:	+44 20 7236 5144
Attn:	Mr Egil Aarrestad/Mr Malcolm Stonehouse
Email:	egil.aarrestad@seb.co.uk/
malcolm.stonehouse@seb.co.uk

Schedule 2

Amendment of Original Facility Agreement

Clause/Definition	Amendment

Clause 1.1, definition of “Applicable Margin” (paragraph (iii))	(iii)	the applicable rate per annum set out in the table above as amended by paragraph (ii) above and further increased by six per cent (6.0%) shall apply to the Delayed Principal Amount of each Tranche;
notwithstanding the provisions of the penultimate paragraph of Clause 4.16 (as more particularly described in the final paragraph of Clause 4.16);

Clause 1.1, definition of “Application of Proceeds Formulation”	means the following formulation for the application of any amount of the Facility to be cancelled and/or prepaid pursuant to Clause 4.16:
	(i)	pro rata between Tranche A and Tranche B, based on the Maximum Amount of the Delayed Principal Amount in each Tranche;
	(ii)	entirely to the Delayed Principal Amount;

	(iii)	in respect of any cancellation and/or prepayment of the Facility to be made pursuant to clause 3.1.2 of the Fourth Supplemental Deed, in forward order of maturity with respect to the dates of the Revised Reductions; and

	(iv)	in respect of any other cancellation and/or prepayment of the Facility to be made pursuant to Clause 4.16, in forward order of maturity with respect to the dates of the Revised Reductions, subject to the approval of all of the Lenders in respect of each such cancellation and/or prepayment and, if the approval of all of the Lenders is not obtained, in inverse order of maturity with respect to the dates of the Revised Reductions;

Clause 1.1, definition of “Fourth Supplemental Deed”	means the fourth supplemental deed dated 2010 to this Agreement;

Clause/Definition	Amendment

Clause 1.1, definition (new) of “Maximum Amount of the Delayed Principal Amount”	means USD53,406,069.32 in respect of Tranche A and USD53,680,652.00 in respect of Tranche B;

Clause 1.1, definition (new) of “New Vessels”	means the two (2) newbuild cruise vessels each not larger than m.v. “NORWEGIAN EPIC” (ex hull no C33 (sometimes known as D33) at STX France S.A.) in terms of number of passenger cabins or gross or net tonnage, not on order by a member of the NCLC Group as of the Effective Date (as defined in the Fourth Supplemental Deed);

Clause 1.1, definition of “Permitted Indebtedness”	means (i) any monies borrowed or raised other than from any direct or indirect shareholder of the Borrower prior to the date on which the last of the Third Supplemental Deed and the Amendment Documents have been signed by all the parties thereto and notified by the Borrower to the Agent prior to such date; (ii) the Letter of Credit Facilities; (iii) Permitted Refinancing Indebtedness and (iv) one or more financing arrangements entered into in relation to the acquisition of the New Vessels (or either of them), the agreed form(s) of the term sheet(s) related to such financing arrangement(s) having been disclosed by the Borrower to the German State of Lower Saxony prior to their execution by the Borrower or any other member of the NCLC Group and such financing arrangement(s) being on terms satisfactory to the German State of Lower Saxony. The term sheet(s) will be disclosed to the German State of Lower Saxony on the basis that the terms of such financing arrangement(s) shall be deemed satisfactory unless the German State of Lower Saxony notifies the Borrower to the contrary within five (5) business days (in the city in which the German State of Lower Saxony has its office) of receipt of the term sheet(s);

Clause 1.1, definition (new) of “Total Delayed Principal Amount”	means USD280,561,651.28, being the aggregate of the Maximum Amount of the Delayed Principal Amount (as defined in the facility agreement for each Cash Sweep Credit Facility) for each Cash Sweep Credit Facility (or, if applicable, tranche thereof);

Clause/Definition	Amendment

Clause 4.6 (final sentence)	Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each of the Lenders to the relevant Tranche shall be permanently reduced proportionately and the Borrower shall on the date designated in its notice prepay such amount of the outstanding Drawings as will ensure that immediately thereafter the aggregate amount of the Drawings will not exceed the Commitments to the relevant Tranche as so reduced by virtue of the Borrower’s cancellation. Any voluntary cancellation and/or prepayment of a Tranche made pursuant to this Clause 4.6 shall be applied in satisfaction of the Originally Scheduled Reductions in inverse order of maturity and Schedule 8 and Schedule 9 shall be recalculated and agreed in accordance with Clause 4.16. Notwithstanding anything to the contrary in this Clause 4.6, any prepayment made before an amount equal to the relevant Maximum Amount of the Delayed Principal Amount has been cancelled and/or prepaid and/or repaid shall be governed by Clause 4.16.

Clause 4.16	Notwithstanding anything to the contrary in this Agreement, other than in respect of ordinary refinancings, no voluntary cancellation of Commitments to a Tranche may be made before an amount equal to the Total Delayed Principal Amount has been cancelled and/or prepaid and/or repaid unless pro rata prepayments, reductions and/or cancellations of the other Tranche and the other Cash Sweep Credit Facilities are to be made. The prepayment, reduction and/or cancellation to be made under each Cash Sweep Credit Facility shall be calculated based on each Cash Sweep Credit Facility’s remaining outstanding Delayed Principal Amount (as defined in this Agreement in respect of the Facility and as defined in the relevant facility agreement in respect of each of the other Cash Sweep Credit Facilities) as of the date of the prepayment, reduction and/or cancellation, save for any cancellation and/or prepayment to be made pursuant to the Fourth Supplemental Deed. Each such outstanding Delayed Principal Amount or Maximum Amount of the Delayed Principal Amount (as the case may be), to the extent it is not already denominated in Dollars, shall be converted into Dollars on the date falling ten (10) Business Days prior to the relevant prepayment, reduction and/or cancellation date at the rate which appears on the Reuters Page ECB37 at 1.30 p.m. London time on that date, for the purposes of such calculation. The allocation between the Tranches shall be based on the percentage that a Tranche bears to the Facility. Subject to the rest of this Clause 4.16, with respect to each Tranche on the relevant date of measurement, any prepayment made before an amount equal to the relevant Maximum Amount of the Delayed Principal Amount has been cancelled and/or prepaid and/or repaid shall be applied in accordance with the Application of Proceeds Formulation. As at the Effective Date (as defined in the Fourth Supplemental Deed), Schedule 8 contains reduction schedules calculated following the cancellation and/or prepayment of an amount of the Facility as more particularly described in clause 3.1.2 of the Fourth Supplemental Deed. Following any further voluntary cancellation and/or prepayment of the Facility pursuant to this Clause 4.16 or Clause 4.6, Schedule 8 shall be recalculated using the Application of Proceeds Formulation or in accordance with Clause 4.6 (as the case may be), shall be agreed between the Agent and the Borrower as soon as possible after the cancellation and/or prepayment date and shall, from such cancellation and/or prepayment date, be deemed to be a part of this Agreement.

Clause/Definition	Amendment

Notwithstanding anything to the contrary, paragraphs (ii) and (iii) of the definition of Applicable Margin shall continue to apply as if the amount of each Revised Reduction or Originally Scheduled Reduction cancelled and/or prepaid as described in the last three (3) sentences of the previous paragraph of this Clause 4.16 or in Clause 4.6 had been applied pro rata between the Delayed Principal Amount and the Ordinary Principal Amount comprising each such Revised Reduction or Originally Scheduled Reduction prior to any voluntary cancellation and/or prepayment made under this Clause 4.16 pursuant to the Fourth Supplemental Deed. As at the Effective Date (as defined in the Fourth Supplemental Deed), Schedule 9 contains reduction schedules calculated following the cancellation and/or prepayment of an amount of the Facility as more particularly described in clause 3.1.2 of the Fourth Supplemental Deed, on the basis that the amount of each such Revised Reduction cancelled and/or prepaid had been applied pro rata between the Delayed Principal Amount and the Ordinary Principal Amount comprising each such Revised Reduction prior to any voluntary cancellation and/or prepayment made under this Clause 4.16 pursuant to the Fourth Supplemental Deed. Following any further voluntary cancellation and/or prepayment of the Facility pursuant to this Clause 4.16 or Clause 4.6, Schedule 9 shall be recalculated on the basis described in this paragraph of this Clause 4.16, shall be agreed between the Agent and the Borrower as soon as possible after the cancellation and/or prepayment date and shall, from such cancellation and/or prepayment date, be deemed to be a part of this Agreement.

Clause/Definition	Amendment

Clause 10.4

10.4.1  The Borrower shall not and shall procure that no other member of the NCLC Group shall, pay any dividends or make any other distributions in respect of its share capital to any person, provided that (i) subsidiaries of the Borrower may pay dividends to another member of the NCLC Group; (ii) the Borrower may pay dividends in respect of tax liability to each relevant jurisdiction in respect of tax returns for each relevant jurisdiction of the NCLC Group or holder of the Borrower’s capital stock with respect to income taxable as a result of any member of the NCLC Group being treated as a pass-through entity or attributable to any member of the NCLC Group and (iii) after the later of (x) the listing of the ordinary capital stock of the Borrower on an Approved Stock Exchange and (y) an amount equal to the Total Delayed Principal Amount having been cancelled and/or prepaid and/or repaid, dividends may be paid in an amount not to exceed fifty per cent (50%) of the Consolidated Net Income of the Borrower and its subsidiaries for the period commencing on 1 January 2010 and ending on the date prior to such payment for which accounts are available, so long as (I) at the time of the payment of such dividend, no Event of Default has occurred and is continuing or would result from the payment of such dividend and (II) after giving effect to such dividend the ratio of Total Net Funded Debt to Consolidated EBITDA for the four (4) consecutive financial quarters last ended for which accounts have been provided to the Agent pursuant to Clause 10.2 is less than 5.50:1.00. The Agent shall use the Application of Proceeds Formulation to determine whether an amount equal to the relevant Maximum Amount of the Delayed Principal Amount has been cancelled and/or prepaid and/or repaid.

10.4.2  The Borrower will procure that any dividends or other distributions and interest paid or payable in connection therewith received by the Shareholder, NCL America Holdings and/or Arrasas will be paid to the Borrower by way of dividend promptly on receipt.

Clause 10.9 (final sentence)	For the avoidance of doubt the purchase of a vessel other than the New Vessels shall not be permitted under this Clause 10.9 or any other provision of the Facility Agreement.

Clause 10.30 (new)	The Borrower shall not (and will procure that no other company in the NCLC Group shall) commit to the purchase of a New Vessel unless the relevant Permitted Indebtedness is available to the buyer unconditionally subject only to the satisfaction of conditions precedent usual for such financing arrangements.

Schedule 3

Reduction Schedules calculated using the Application of Proceeds Formulation

Tranche A:

	Existing Schedule					Revised Schedule (after giving effect to USD100,000,000 prepayment)
	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	Revised Reductions	Revised Principal Amount	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	New Revised Reductions	Revised Principal Amount
	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD
28-May-10	307,084,898.68	13,351,517.33	40,054,551.99		347,139,450.67	307,084,898.68	13,351,517.33	40,054,551.99		347,139,450.67
Amendment Prepayment	307,084,898.68		40,054,551.99		347,139,450.67	307,084,898.68		21,019,138.89	19,035,413.10	328,104,037.57
29-Nov-10	293,733,381.35	13,351,517.33	53,406,069.32	—	347,139,450.67	293,733,381.35	13,351,517.33	34,370,656.22	—	328,104,037.57
31-May-11	280,381,864.02	13,351,517.33	50,068,189.99	16,689,396.66	330,450,054.01	280,381,864.02	13,351,517.33	34,370,656.22	13,351,517.33	314,752,520.24
28-Nov-11	267,030,346.69	13,351,517.33	46,730,310.66	16,689,396.66	313,760,657.35	267,030,346.69	13,351,517.33	34,370,656.22	13,351,517.33	301,401,002.91
29-May-12	253,678,829.36	13,351,517.33	43,392,431.33	16,689,396.66	297,071,260.69	253,678,829.36	13,351,517.33	34,370,656.22	13,351,517.33	288,049,485.58
28-Nov-12	240,327,312.03	13,351,517.33	40,054,552.00	16,689,396.66	280,381,864.03	240,327,312.03	13,351,517.33	34,370,656.22	13,351,517.33	274,697,968.25
28-May-13	226,975,794.70	13,351,517.33	36,716,672.67	16,689,396.66	263,692,467.37	226,975,794.70	13,351,517.33	34,370,656.22	13,351,517.33	261,346,450.92
29-Nov-13	213,624,277.37	13,351,517.33	33,378,793.34	16,689,396.66	247,003,070.71	213,624,277.37	13,351,517.33	33,378,793.34	14,343,380.21	247,003,070.71
28-May-14	200,272,760.04	13,351,517.33	30,040,914.01	16,689,396.66	230,313,674.05	200,272,760.04	13,351,517.33	30,040,914.01	16,689,396.66	230,313,674.05
28-Nov-14	186,921,242.71	13,351,517.33	26,703,034.68	16,689,396.66	213,624,277.39	186,921,242.71	13,351,517.33	26,703,034.68	16,689,396.66	213,624,277.39
28-May-15	173,569,725.38	13,351,517.33	23,365,155.35	16,689,396.66	196,934,880.73	173,569,725.38	13,351,517.33	23,365,155.35	16,689,396.66	196,934,880.73
30-Nov-15	160,218,208.05	13,351,517.33	20,027,276.02	16,689,396.66	180,245,484.07	160,218,208.05	13,351,517.33	20,027,276.02	16,689,396.66	180,245,484.07
31-May-16	146,866,690.72	13,351,517.33	16,689,396.69	16,689,396.66	163,556,087.41	146,866,690.72	13,351,517.33	16,689,396.69	16,689,396.66	163,556,087.41
28-May-16	133,515,173.39	13,351,517.33	13,351,517.36	16,689,396.66	146,866,690.75	133,515,173.39	13,351,517.33	13,351,517.36	16,689,396.66	146,866,690.75
30-May-17	120,163,656.06	13,351,517.33	10,013,638.03	16,689,396.66	130,177,294.09	120,163,656.06	13,351,517.33	10,013,638.03	16,689,396.66	130,177,294.09
28-Nov-17	106,812,138.73	13,351,517.33	6,675,758.70	16,689,396.66	113,487,897.43	106,812,138.73	13,351,517.33	6,675,758.70	16,689,396.66	113,487,897.43
29-May-18	93,460,621.40	13,351,517.33	3,337,879.37	16,689,396.66	96,798,500.77	93,460,621.40	13,351,517.33	3,337,879.37	16,689,396.66	96,798,500.77
28-Nov-18	—	93,460,621.40	—	96,798,500.77	—	—	93,460,621.40	—	96,798,500.77	—

Tranche B:

	Existing Schedule					Revised Schedule (after giving effect to USD100,000,000 prepayment)
	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	Revised Reductions	Revised Principal Amount	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	New Revised Reductions	Revised Principal Amount
	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD
1-Apr-10	335,504,065.67	13,420,163.00	40,260,489.00		375,764,554.67	335,504,065.67	13,420,163.00	40,260,489.00		375,764,554.67
Amendment Prepayment	335,504,065.67		40,260,489.00		375,764,554.67	335,504,065.67		21,127,206.97	19,133,282.03	356,631,272.64
1-Oct-10	322,083,902.67	13,420,163.00	53,680,652.00	—	375,764,554.67	322,083,902.67	13,420,163.00	34,547,369.97	—	356,631,272.64
1-Apr-11	308,663,739.67	13,420,163.00	50,698,393.56	16,402,421.44	359,362,133.23	308,663,739.67	13,420,163.00	34,547,369.97	13,420,163.00	343,211,109.64
3-Oct-11	295,243,576.67	13,420,163.00	47,716,135.12	16,402,421.44	342,959,711.79	295,243,576.67	13,420,163.00	34,547,369.97	13,420,163.00	329,790,946.64
2-Apr-12	281,823,413.67	13,420,163.00	44,733,876.68	16,402,421.44	326,557,290.35	281,823,413.67	13,420,163.00	34,547,369.97	13,420,163.00	316,370,783.64
1-Oct-12	268,403,250.67	13,420,163.00	41,751,618.24	16,402,421.44	310,154,868.91	268,403,250.67	13,420,163.00	34,547,369.97	13,420,163.00	302,950,620.64
1-Apr-13	254,983,087.67	13,420,163.00	38,769,359.80	16,402,421.44	293,752,447.47	254,983,087.67	13,420,163.00	34,547,369.97	13,420,163.00	289,530,457.64
1-Oct-13	241,562,924.67	13,420,163.00	35,787,101.36	16,402,421.44	277,350,026.03	241,562,924.67	13,420,163.00	34,547,369.97	13,420,163.00	276,110,294.64
1-Apr-14	228,142,761.67	13,420,163.00	32,804,842.92	16,402,421.44	260,947,604.59	228,142,761.67	13,420,163.00	32,804,842.92	15,162,690.05	260,947,604.59
1-Oct-14	214,722,598.67	13,420,163.00	29,822,584.48	16,402,421.44	244,545,183.15	214,722,598.67	13,420,163.00	29,822,584.48	16,402,421.44	244,545,183.15
1-Apr-15	201,302,435.67	13,420,163.00	26,840,326.04	16,402,421.44	228,142,761.71	201,302,435.67	13,420,163.00	26,840,326.04	16,402,421.44	228,142,761.71
1-Oct-15	187,882,272.67	13,420,163.00	23,858,067.60	16,402,421.44	211,740,340.27	187,882,272.67	13,420,163.00	23,858,067.60	16,402,421.44	211,740,340.27
1-Apr-16	174,462,109.67	13,420,163.00	20,875,809.16	16,402,421.44	195,337,918.83	174,462,109.67	13,420,163.00	20,875,809.16	16,402,421.44	195,337,918.83
3-Oct-16	161,041,946.67	13,420,163.00	17,893,550.72	16,402,421.44	178,935,497.39	161,041,946.67	13,420,163.00	17,893,550.72	16,402,421.44	178,935,497.39
3-Apr-17	147,621,783.67	13,420,163.00	14,911,292.28	16,402,421.44	162,533,075.95	147,621,783.67	13,420,163.00	14,911,292.28	16,402,421.44	162,533,075.95
2-Oct-17	134,201,620.67	13,420,163.00	11,929,033.84	16,402,421.44	146,130,654.51	134,201,620.67	13,420,163.00	11,929,033.84	16,402,421.44	146,130,654.51
2-Apr-18	120,781,457.67	13,420,163.00	8,946,775.40	16,402,421.44	129,728,233.07	120,781,457.67	13,420,163.00	8,946,775.40	16,402,421.44	129,728,233.07
1-Oct-18	107,361,294.67	13,420,163.00	5,964,516.96	16,402,421.44	113,325,811.63	107,361,294.67	13,420,163.00	5,964,516.96	16,402,421.44	113,325,811.63
1-Apr-19	93,941,131.67	13,420,163.00	2,982,258.52	16,402,421.44	96,923,390.19	93,941,131.67	13,420,163.00	2,982,258.52	16,402,421.44	96,923,390.19
1-Oct-19	—	93,941,131.67	—	96,923,390.19	—	—	93,941,131.67	—	96,923,390.19	—

Schedule 4

Reduction Schedules for the purpose of calculating the amount of the Applicable Margin payable

Tranche A:

	Existing Schedule					Revised Schedule (after giving effect to USD100,000,000 prepayment)
	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	Revised Reductions	Revised Principal Amount	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	New Revised Reductions	Revised Principal Amount
	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD
28-May-10	307,084,898.68	13,351,517.33	40,054,551.99	—	347,139,450.67	307,084,898.68	13,351,517.33	40,054,551.99	—	347,139,450.67
Amendment Prepayment	307,084,898.68	—	40,054,551.99	—	347,139,450.67	291,856,568.20		36,247,469.37	19,035,413.10	328,104,037.57
29-Nov-10	293,733,381.35	13,351,517.33	53,406,069.32	—	347,139,450.67	278,505,050.87	13,351,517.33	49,598,986.70	—	328,104,037.57
31-May-11	280,381,864.02	13,351,517.33	50,068,189.99	16,689,396.66	330,450,054.01	267,823,837.00	13,351,517.33	46,928,683.24	13,351,517.33	314,752,520.24
28-Nov-11	267,030,346.69	13,351,517.33	46,730,310.66	16,689,396.66	313,760,657.35	257,142,623.14	13,351,517.33	44,258,379.77	13,351,517.33	301,401,002.91
29-May-12	253,678,829.36	13,351,517.33	43,392,431.33	16,689,396.66	297,071,260.69	246,461,409.27	13,351,517.33	41,588,076.31	13,351,517.33	288,049,485.58
28-Nov-12	240,327,312.03	13,351,517.33	40,054,552.00	16,689,396.66	280,381,864.03	235,780,195.41	13,351,517.33	38,917,772.84	13,351,517.33	274,697,968.25
28-May-13	226,975,794.70	13,351,517.33	36,716,672.67	16,689,396.66	263,692,467.37	225,098,981.54	13,351,517.33	36,247,469.38	13,351,517.33	261,346,450.92
29-Nov-13	213,624,277.37	13,351,517.33	33,378,793.34	16,689,396.66	247,003,070.71	213,624,277.37	13,351,517.33	33,378,793.34	14,343,380.21	247,003,070.71
28-May-14	200,272,760.04	13,351,517.33	30,040,914.01	16,689,396.66	230,313,674.05	200,272,760.04	13,351,517.33	30,040,914.01	16,689,396.66	230,313,674.05
28-Nov-14	186,921,242.71	13,351,517.33	26,703,034.68	16,689,396.66	213,624,277.39	186,921,242.71	13,351,517.33	26,703,034.68	16,689,396.66	213,624,277.39
28-May-15	173,569,725.38	13,351,517.33	23,365,155.35	16,689,396.66	196,934,880.73	173,569,725.38	13,351,517.33	23,365,155.35	16,689,396.66	196,934,880.73
30-Nov-15	160,218,208.05	13,351,517.33	20,027,276.02	16,689,396.66	180,245,484.07	160,218,208.05	13,351,517.33	20,027,276.02	16,689,396.66	180,245,484.07
31-May-16	146,866,690.72	13,351,517.33	16,689,396.69	16,689,396.66	163,556,087.41	146,866,690.72	13,351,517.33	16,689,396.69	16,689,396.66	163,556,087.41
28-May-16	133,515,173.39	13,351,517.33	13,351,517.36	16,689,396.66	146,866,690.75	133,515,173.39	13,351,517.33	13,351,517.36	16,689,396.66	146,866,690.75
30-May-17	120,163,656.06	13,351,517.33	10,013,638.03	16,689,396.66	130,177,294.09	120,163,656.06	13,351,517.33	10,013,638.03	16,689,396.66	130,177,294.09
28-Nov-17	106,812,138.73	13,351,517.33	6,675,758.70	16,689,396.66	113,487,897.43	106,812,138.73	13,351,517.33	6,675,758.70	16,689,396.66	113,487,897.43
29-May-18	93,460,621.40	13,351,517.33	3,337,879.37	16,689,396.66	96,798,500.77	93,460,621.40	13,351,517.33	3,337,879.37	16,689,396.66	96,798,500.77
28-Nov-18	—	93,460,621.40	—	96,798,500.77	—	—	93,460,621.40	—	96,798,500.77	—

Tranche B:

	Existing Schedule					Revised Schedule (after giving effect to USD100,000,000 prepayment)
	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	Revised Reductions	Revised Principal Amount	Ordinary Principal Amount	Originally Scheduled Reductions	Delayed Principal Amount	New Revised Reductions	Revised Principal Amount
	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD
1-Apr-10	335,504,065.67	13,420,163.00	40,260,489.00	—	375,764,554.67	335,504,065.67	13,420,163.00	40,260,489.00	—	375,764,554.67
Amendment Prepayment	335,504,065.67	—	40,260,489.00	—	375,764,554.67	319,849,562.19		36,781,710.45	19,133,282.03	356,631,272.64
1-Oct-10	322,083,902.67	13,420,163.00	53,680,652.00	—	375,764,554.67	306,429,399.19	13,420,163.00	50,201,873.45	—	356,631,272.64
1-Apr-11	308,663,739.67	13,420,163.00	50,698,393.56	16,402,421.44	359,362,133.23	295,449,265.82	13,420,163.00	47,761,843.82	13,420,163.00	343,211,109.64
3-Oct-11	295,243,576.67	13,420,163.00	47,716,135.12	16,402,421.44	342,959,711.79	284,469,132.46	13,420,163.00	45,321,814.19	13,420,163.00	329,790,946.64
2-Apr-12	281,823,413.67	13,420,163.00	44,733,876.68	16,402,421.44	326,557,290.35	273,488,999.09	13,420,163.00	42,881,784.55	13,420,163.00	316,370,783.64
1-Oct-12	268,403,250.67	13,420,163.00	41,751,618.24	16,402,421.44	310,154,868.91	262,508,865.72	13,420,163.00	40,441,754.92	13,420,163.00	302,950,620.64
1-Apr-13	254,983,087.67	13,420,163.00	38,769,359.80	16,402,421.44	293,752,447.47	251,528,732.36	13,420,163.00	38,001,725.29	13,420,163.00	289,530,457.64
1-Oct-13	241,562,924.67	13,420,163.00	35,787,101.36	16,402,421.44	277,350,026.03	240,548,598.99	13,420,163.00	35,561,695.65	13,420,163.00	276,110,294.64
1-Apr-14	228,142,761.67	13,420,163.00	32,804,842.92	16,402,421.44	260,947,604.59	228,142,761.67	13,420,163.00	32,804,842.92	15,162,690.05	260,947,604.59
1-Oct-14	214,722,598.67	13,420,163.00	29,822,584.48	16,402,421.44	244,545,183.15	214,722,598.67	13,420,163.00	29,822,584.48	16,402,421.44	244,545,183.15
1-Apr-15	201,302,435.67	13,420,163.00	26,840,326.04	16,402,421.44	228,142,761.71	201,302,435.67	13,420,163.00	26,840,326.04	16,402,421.44	228,142,761.71
1-Oct-15	187,882,272.67	13,420,163.00	23,858,067.60	16,402,421.44	211,740,340.27	187,882,272.67	13,420,163.00	23,858,067.60	16,402,421.44	211,740,340.27
1-Apr-16	174,462,109.67	13,420,163.00	20,875,809.16	16,402,421.44	195,337,918.83	174,462,109.67	13,420,163.00	20,875,809.16	16,402,421.44	195,337,918.83
3-Oct-16	161,041,946.67	13,420,163.00	17,893,550.72	16,402,421.44	178,935,497.39	161,041,946.67	13,420,163.00	17,893,550.72	16,402,421.44	178,935,497.39
3-Apr-17	147,621,783.67	13,420,163.00	14,911,292.28	16,402,421.44	162,533,075.95	147,621,783.67	13,420,163.00	14,911,292.28	16,402,421.44	162,533,075.95
2-Oct-17	134,201,620.67	13,420,163.00	11,929,033.84	16,402,421.44	146,130,654.51	134,201,620.67	13,420,163.00	11,929,033.84	16,402,421.44	146,130,654.51
2-Apr-18	120,781,457.67	13,420,163.00	8,946,775.40	16,402,421.44	129,728,233.07	120,781,457.67	13,420,163.00	8,946,775.40	16,402,421.44	129,728,233.07
1-Oct-18	107,361,294.67	13,420,163.00	5,964,516.96	16,402,421.44	113,325,811.63	107,361,294.67	13,420,163.00	5,964,516.96	16,402,421.44	113,325,811.63
1-Apr-19	93,941,131.67	13,420,163.00	2,982,258.52	16,402,421.44	96,923,390.19	93,941,131.67	13,420,163.00	2,982,258.52	16,402,421.44	96,923,390.19
1-Oct-19	—	93,941,131.67	—	96,923,390.19	—	—	93,941,131.67	—	96,923,390.19	—